                                                                    EXHIBIT 10.2



                            NINTH AMENDMENT AGREEMENT


     This Agreement is effective as of the 28th day of September, 2001, by and among ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation ("U.S. Borrower"), VENTURE LIGHTING POWER SYSTEMS, NORTH AMERICA INC. (f.k.a. Canadian Lighting Systems Holding, Incorporated), a corporation organized under the laws of the Province of Nova Scotia ("Canadian Borrower"), PARRY POWER SYSTEMS LIMITED (Company No. 2833448, f.k.a. Venture Lighting Europe Ltd.), incorporated under the laws of England, VENTURE LIGHTING EUROPE LTD. (Company No. 3341889, f.k.a. Parry Power Systems Limited), incorporated under the laws of England (collectively, "UK Borrowers" and, individually, "UK Borrower", and together with U.S. Borrower and Canadian Borrower, collectively, "Borrowers" and, individually, "Borrower"), the banking institutions listed on Schedule 1 (as amended herein) to the Credit Agreement, as hereinafter defined ("Banks"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks ("Agent"):

     WHEREAS, Borrowers, Agent and the Banks are parties to a certain Credit Agreement dated as of May 21, 1999, as the same has been amended from time to time ("Credit Agreement");

     WHEREAS, Borrowers, Agent and the Banks desire to further amend the Credit Agreement to modify the definition of Cash Flow in the Credit Agreement; and

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained in this Agreement and for other valuable considerations, Borrowers, Agent and the Banks hereby agree as follows:

     1. The definition of "Cash Flow" in Article I of the Credit Agreement is hereby amended to delete such definition in its entirety and insert in lieu thereof the following:

     "Cash Flow" shall mean, for any period, on a Consolidated basis and in accordance with GAAP, the sum of (a) Earnings Before Interest and Taxes for such period, plus (b) depreciation and amortization that were deducted in determining Consolidated Net Income for such period, plus (c) non-cash charges other than depreciation and amortization that were deducted in determining Consolidated Net Income for such period, minus (d) Capital Expenditures for such period, minus
(e) provisions for Taxes.

     2. Concurrently with the execution of this Agreement, Borrowers shall:

          (a) deliver such other documents as may reasonably required by Agent in connection with this Agreement; and

          (b) pay to Agent on behalf of the Banks a fee of $60,000, plus all legal fees and expenses of Agent in connection with this Ninth Amendment Agreement.

     3. Borrowers hereby represent and warrant to Agent and the Banks that (a) each Borrower has the legal power and authority to execute and deliver this Agreement; (b) the officers executing this Agreement have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrowers and the performance and observance by Borrowers of the provisions hereof do not violate or conflict with the organizational agreements of any Borrower or any law applicable to any Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against any Borrower; (d) no Unmatured Event of Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Agreement or by the performance or observance of any provision hereof; (e) neither Borrower nor any Guarantor of Payment is aware of any claim or offset against, or defense or counterclaim to, any of Borrowers' or any Guarantor of Payment's obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Agreement constitutes the valid and binding obligations of each Borrower in every respect, enforceable in accordance with its terms.

     4. Each reference that is made in the Credit Agreement or in any other writing to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Agreement is a Related Writing as defined in the Credit Agreement.

     5. Each Borrower and each Guarantor of Payment, by signing below, hereby waives and releases Agent and each of the Banks and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any Borrower and any Guarantor of Payment is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

     6. This Agreement may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     7. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

                  [Remainder of Page Intentionally Left Blank]

     8. JURY TRIAL WAIVER. BORROWERS, AGENT AND EACH OF THE BANKS WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY BORROWER, AGENT AND THE BANKS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY AGENT'S OR ANY BANK'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT BETWEEN BORROWERS, AGENT AND THE BANKS, OR ANY THEREOF.

     Agreed to and accepted as of the 28th day of September, 2001.


ADVANCED LIGHTING TECHNOLOGIES,              VENTURE LIGHTING POWER
INC.                                         SYSTEMS NORTH AMERICA LTD. (fka
                                             Canadian Lighting Systems Holding,
                                             Incorporated)


By: /S/ Steven C. Potts                      By: /S/ R.G. Douglas Oulton
    -------------------------------             ---------------------------------------
        Steven C. Potts,                     Title:  VP Finance & Admin
        Chief Financial Officer                    ------------------------------------


VENTURE LIGHTING EUROPE                      PARRY POWER SYSTEMS LIMITED
LTD.


By: /S/ E. Young                             By: /S/ W. Ian Wilkinson
   ---------------------------------             --------------------------------------
Title:  Director                             Title:  Managing Director
      ------------------------------               ------------------------------------


FLEET NATIONAL BANK,                         NATIONAL CITY COMMERCIAL
f.k.a. BankBoston, N.A., as a Bank           FINANCE, INC.


By: /S/ Jack A. Meyers                       By: /S/ Gregory A. Godec
    --------------------------------            --------------------------------------
Title:  Senior Vice President                Title: Sr. Vice President
        ----------------------------                ----------------------------------


PNC BANK, NATIONAL ASSOCIATION,             SOVEREIGN BANK
  as Agent and as a Bank


By: /S/ Richard F. Muse, Jr.                 By: /S/ Michelle A. Walcoff
   --------------------------------            ---------------------------------------
Title:  Vice President                       Title: Vice President
      -----------------------------                -----------------------------------

                            GUARANTOR ACKNOWLEDGMENT


     Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Agreement. Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Guaranty of Payment executed by each of the undersigned shall remain in full force and effect and be unaffected hereby.

                                        ADLT Realty Corp. I, Inc.
                                        ADLT Services, Inc.
                                        APL Engineered Materials, Inc.
                                        Ballastronix (Delaware), Inc.
                                        Lighting Resources International, Inc.
                                        Microsun Technologies, Inc.
                                        Venture Lighting International, Inc.


                                        By:  /S/ Steven C. Potts
                                           --------------------------------
                                        Name:  Steven C. Potts
                                             ------------------------------
                                        Title:   Chief Financial Officer
                                              -----------------------------
                                        of each of the companies listed above

                                        Deposition Sciences, Inc.
                                        Kramer Lighting, Inc.
                                        Ruud Lighting, Inc.


                                        By: /S/ Steven C. Potts
                                           --------------------------------
                                        Name: Steven C. Potts
                                             ------------------------------
                                        Title: Chief Financial Officer
                                              -----------------------------
                                        signing for each of the companies listed
                                        above by Power of Attorney



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